INVESTMENT IN COMPEDICA	12 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
INVESTMENT IN COMPEDICA

NOTE 10. INVESTMENT IN COMPEDICA

On June 5, 2025, the Company acquired an equity interest in Compedica, Ltd. ("Compedica"), a U.K.-based biotechnology company specializing in medical devices for support with complications from diabetes. The investment was made in a stock-for-stock transaction whereby the Company acquired a 6.0% interest in Compedica, valued at $5.0 million plus $0.1 million for reimbursement of expenses to Compedica to close the transaction, and Compedica obtained a corresponding 27.4% interest in the Company and is accounted for under the equity method as it was determined that the Company has significant influence over Compedica due to the interconnected nature of the ownership of the respective entities. Compedica’s interest in the Company was subsequently diluted to 11.9% as a result of the shares issued under the private placement occurring in September 2025.

The Company records its share of earnings and losses in Share of losses from equity method investment within the consolidated statements of operations and other comprehensive income (loss). The Company recorded a loss of less than $0.1 million for the fiscal year ended March 31, 2026, based on its share of Compedica's losses through the date significant influence was lost as explained further below. The equity method investment is presented within "Investment in Compedica" on the consolidated statements of financial position.

On September 25, 2025, in connection with the transition of the Company to being primarily a digital asset treasury, Alpha Compute lost significant influence over Compedica and discontinued its use of the equity method to account for its investment. Commencing on the date that significant influence was lost, the Company began accounting for its investment as a financial instrument within the scope of IFRS 9 with changes in the fair value of its investment reflected as other income (loss) within the consolidated statements of operations and other comprehensive income (loss). Subsequent to the discontinuing of the equity method of accounting for Compedica, the fair value of the investment used by management is based on multiples analysis of publicly traded comparable companies as Compedica is pre-revenue, as well as its holdings in the Company’s own ordinary shares (Level 3 inputs). A loss on impairment of $4.8 million was recognized as a result of the loss of significant influence.

On February 6, 2026, the Company and Compedica agreed to exchange their ownership interests in the counterparty with each other, with the 625,000 shares in the Company held by Compedica being returned to the Company’s treasury and the investment being exited. As a result, the Company recognized less than $0.1 million in treasury stock at the time the return of shares was agreed upon, the fair value of the investment as of February 6, 2026. Following the loss of control through the exit of the investment, the Company recognized a loss on the change in fair value on the investment in Compedica of $0.2 million. The 625,000 shares of the Company were returned to our treasury on May 21, 2026.

Movements in the investment balance during the fiscal year ended March 31, 2026 were as follows (in thousands):

Fiscal year ended
March 31,
2026
Balance as of April 1	$—
Initial investment in Compedica	5,050
Loss from equity method investment	(44)
Loss on impairment	(4,804)
Change in fair value of investment in Compedica	(182)
Return of investment interest to Compedica	(20)
Investment in Compedica as of March 31	$—